                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 April 27, 2000
                                 Date of Report
                        (Date of earliest event reported)




                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)


             ARKANSAS                                 0-28469                           62-1698524
   (State or other jurisdiction              (Commission File Number)                  (IRS Employer
        of incorporation)                                                            Identification No.)


                               PET QUARTERS, INC.
                              720 EAST FRONT STREET
                             LONOKE, ARKANSAS 72806
          (Address, including Zip Code, of principal executive offices)

                                 (501) 676-9222
              (Registrant's telephone number, including area code)

Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         On April 27, 2000, Pet Quarters, Inc. ("Pet Quarters" or the "Company") acquired all of the outstanding equity securities of WeRPets.com, Inc., a Tennessee corporation ("WeRPets"). WeRPets has an exclusive license to publish selected pet-related, animal health-related, and veterinary-related content from The Health Network on the Internet and enjoys a position as the exclusive pet portal of Galaxy.com.

         The total consideration paid for the WeRPets stock was approximately $2.4 million, consisting of 703,316 shares of the Company's common stock. The purchase price was determined as a direct result of negotiations with the WeRPets stockholders.


Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.


Item 5.  Other Events.

         Not Applicable.


Item 6.  Resignations of Registrant's Directors.

         Not Applicable.


Item 7.  Financial Statements and Exhibits.

         (a) It is impracticable to provide the required financial statements for the business acquired by the registrant. The registrant will file the required financial statements for such acquired business within 60 days of the date that this Form 8-K is due.

         (b) It is impracticable to provide the required pro forma financial information for the business acquired by the registrant. The registrant will file the required pro forma financial information for such acquired business within 60 days of the date this Form 8-K is due.

         (c)      Exhibits.  The following exhibit is filed with this Form 8-K:

                  2.1 Agreement of Purchase and Sale of Stock by and among the Company and the individual stockholders of WeRPets signatory thereto.


Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     PET QUARTERS, INC.



                                     By: /s/ Steven Dempsey
                                         --------------------------------------
                                         Steven Dempsey
                                         President and Chief Executive Officer


DATE:   May 12, 2000

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
 2.1                Agreement of Purchase and Sale of Stock by and among the Company and the individual Stockholders of WeRPets signatory thereto.